UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 17, 2006

RSA Security Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25120	04-2916506
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts		01730
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(781) 515-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

RSA Security Inc. is filing this amendment to Current Report on Form 8-K/A for the purpose of including a transcript of RSA Security's conference call held on April 17, 2006 relating to RSA Security's financial results for the first quarter ended March 31, 2006. The transcript is furnished as Exhibit 99.2 to this Report.

On April 17, 2006, RSA Security filed with the Securities and Exchange Commission the Current Report on Form 8-K to which this amendment relates.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index attached to this Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSA Security Inc.

April 20, 2006	By:	/s/Robert P. Nault

Name: Robert P. Nault
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated April 17, 2006, announcing the financial results of RSA Security Inc. for the first quarter ended March 31, 2006 (previously filed with the Securities and Exchange Commission on April 17, 2006 as an exhibit to RSA Security's Current Report on Form 8-K).
99.2	Transcript of the conference call of RSA Security Inc. held on April 17, 2006 relating to RSA Security's financial results for the first quarter ended March 31, 2006.